                                                              EXECUTION COPY


                           SHAREHOLDERS' AGREEMENT


     AGREEMENT, made as of the 30th day of March, 1995, by and among AMX Corporation, a Texas corporation (the "Company"), those persons listed on
SCHEDULE 1 hereto (the "Current Shareholders") and those persons listed on
SCHEDULE 2 hereto (the "Investors" and, with the Current Shareholders, the "Shareholders").

     WHEREAS, the Investors are acquiring an aggregate of 120,000 shares of Series A Redeemable Preferred Stock, par value $100 per share (the "Series A Preferred Stock"), of the Company, and and an aggregate of 1,620,000 shares of Common Stock, with par value $.01 per share (the "Common Stock"), pursuant to the terms of a Series A Redeemable Preferred Stock and Common Stock Purchase Agreement dated as of March 30, 1995 between the Company, the Purchasers and the Principal Shareholder named therein (the "Stock Purchase Agreement"); and

     WHEREAS, it is a condition to the obligations of the Purchasers under the Stock Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future shareholders, the parties hereby agree with each other as follows:

     1. DEFINITION OF SHARES. As used in this Agreement, "Shares" shall mean and include all shares of Common Stock and Series A Preferred Stock now owned or hereafter acquired by the Shareholders. Other terms used as defined terms herein and not otherwise defined shall have the meanings set forth in the Stock Purchase Agreement.

     2.  PROHIBITED TRANSFERS.

         (a) No Shareholder shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of its or his Shares except in compliance with the terms of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, (i) any Current Shareholder may transfer without the necessity of prior approval all or any of his or her Shares by way of gift to his or her spouse, any of his or her siblings, his or her lineal descendants, his or her ancestors, or to any descendants of any of his or her siblings, or to any trust for the benefit of any one or more of such Current Shareholder, his or her spouse or his or her lineal descendants or ancestors, and (ii) any Current Shareholder may transfer all or any of his or her Shares by will or the laws of descent and distribution; and (iii) any Investor may transfer without the necessity of prior approval any or all of his or its Shares to one or more of the partners of such Investor, to one or more Persons affiliated with such Investor or to any other Investor provided that any such transferee under clause (i), (ii) or (iii) of this Section 2 shall agree in writing with the Company and the other Shareholders, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Current Shareholder transferring such Shares.

         (b) Except for transfers permitted under clauses (i) and (ii) of the second sentence of Section 2(a), Scott Miller shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of any Shares now owned or hereafter acquired by him until such time as (i) there are no longer outstanding any shares of Series A Preferred Stock and (ii) all of the 12.8% Subordinated Debentures issued by the Company under that certain Subordinated Debenture Purchase Agreement dated March 30, 1995 among the Company and the Purchasers named therein (the "Subordinated Debenture Purchase Agreement") have been paid in full.

     3.  RIGHT OF FIRST REFUSAL ON DISPOSITIONS.

         (a) If at any time a Current Shareholder (a "Selling Current Shareholder") desires to sell or otherwise transfer all or any part of his Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), the Selling Current Shareholder shall submit a written offer (the "Offer") by delivering the Offer to the Company and the Investors, to sell such Shares (the "Offered Shares") to Investors on terms and conditions, including price, not less favorable than those on which the Selling Current Shareholder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Selling Current Shareholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state (i) that the Investors may acquire, in accordance with the provisions of this Agreement, all, but not less than all, of the Offered Shares for the price and upon the other terms and conditions set forth therein and (ii) that if all such Offered Shares are not purchased by the Investors, the Investors may exercise their rights provided pursuant to Section 4 hereof.

      (b) Each Investor shall have the right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock then owned or subject to purchase by such Investor and the denominator of which shall be the aggregate number of shares of Common Stock then owned or subject to purchase by all of the Investors who elect to purchase the Offered Shares. Notwithstanding the foregoing, no Investor may purchase any Offered Shares unless one or more Investors purchases all Offered Shares. The amount of such Offered Shares that each Investor is entitled to purchase under this Section 3(b) shall be referred to as its "Pro Rata Fraction".

      (c) The Investors shall have a right of oversubscription such that if any Investor fails to accept the Offer as to its full Pro Rata Fraction, the remaining Investors shall, among them, have the right to purchase up to the balance of such Offered Shares not so purchased. Other Investors may exercise such right of oversubscription by accepting the Offer as to more than their Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of the Offered Shares available in respect of such oversubscription privilege, the oversubscribing Investors shall be cut back with respect to over subscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves.

      (d) Those Investors who desire to purchase all or any part of the Offered Shares shall communicate in writing their election to purchase to the Selling Current Shareholder, which communication shall state the number of Offered Shares said Investors desire to purchase and shall be provided to the Selling Current Shareholder within 20 days of the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the aforesaid limitations as to the right of the Investors to purchase more than their Pro Rata Fraction). Sales of such Offered Shares to be sold to the Investors pursuant to this Section 3 shall be made at the offices of the Company within 60 days following the date the Offer was made.

      (e)   If the Investors elect not to purchase all Offered Shares under
Section 3(d), then the Investors shall have no right to acquire any such Shares under this Section 3, and all such Offered Shares may be sold by the Selling Current Shareholder at any time within 120 days after the date the Offer was made, subject to the provisions of Section 4. Any such sale shall be to the Proposed Transferee, at a price and upon other terms and conditions, if any, which, in the aggregate, are not more favorable to the Proposed Transferee than those specified in the Offer. Any remaining Offered Shares not sold within such 120-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 3. If Offered Shares are sold pursuant to this Section 3 to any purchaser who is not a party to this Agreement, the purchaser of such Offered Shares shall execute a counterpart of this Agreement as a precondition of the purchase of such Offered Shares and any Offered Shares sold to such purchaser shall continue to be subject to the provisions of this Agreement.

      4.   RIGHT OF PARTICIPATION IN SALES.

           (a) If at any time a Shareholder (a "Selling Shareholder") desires to sell all or any part of the Shares owned by him, or which may be acquired by him upon exercise of options from the Company to a Proposed Transferee, and, in the case of a proposed sale by a Current Shareholder, those Shares to be transferred have not been purchased by the Investors under
Section 3, each of the Shareholders shall have the right to sell to the Proposed Transferee, as a condition to such sale by the Selling Shareholder, at the same price per share and on the same terms and conditions as involved in such sale by the Selling Shareholder, a PRO RATA portion of the amount of Shares proposed to be sold to the Proposed Transferee. The "pro rata portion" of Shares which a Shareholder shall be entitled to sell to the Proposed Transferee shall, in the case of a proposed sale of Common Stock, be that number of Shares of Common Stock as shall equal the number of shares of Common Stock included in the Offered Shares proposed to be sold to the Proposed Transferee multiplied by a fraction, the numerator of which is the aggregate of all shares of Common Stock which are then held by the Shareholder who wishes to participate in such sale, or may be acquired by him upon exercise of options which are then outstanding and exercisable, and the denominator of which is the aggregate of all shares of Common Stock which are then held by all Shareholders, or which may be acquired by any Shareholder upon exercise of options from the Company which are then outstanding or exercisable. To the extent that the Offered Shares include shares of Series A Preferred Stock, then only those Shareholders who hold such shares of Series A

Preferred Stock may participate in such sale, PRO RATA on the basis of the number of shares of Series A Preferred Stock owned by the Shareholder who wishes to participate in such sale as compared to the total number of shares of Series A Preferred Stock owned by all Shareholders. In the event that the Offered Shares include both shares of Common Stock and shares of Series A Preferred Stock, any Shareholder who does not then hold any shares of Series A Preferred Stock shall not be entitled to participate in the sale with respect thereto but shall still be permitted to participate in the sale with respect to shares of Common Stock, on the basis set forth in this Section 4.

          (b) Each Shareholder who wishes to make a sale to a Proposed Transferee which is subject to this Section 4 shall, after complying with the provisions of Section 3 and upon expiration of the 20-day period referred to therein, give to each Shareholder notice of such proposed sale, and state that all Offered Shares were not purchased pursuant to the Offer as discussed in Section 3. Such notice shall be given at least 20 days prior to the date of the proposed sale to the Proposed Transferee. Each Shareholder wishing to so participate in any sale under this Section 4 shall notify the Selling Shareholder in writing of such intention within 10 days after such Shareholder's receipt of the notice described in the preceding sentence.

          (c) The Selling Shareholder and each participating Shareholder shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, any part of the Shares proposed to be sold by them at a price and upon other terms and conditions, if any, which, in the aggregate, are not more favorable to the Proposed Transferee than those in the notice provided by the Selling Shareholder under subparagraph (b) above; PROVIDED, HOWEVER, that any purchase of less than all of such Shares by the Proposed Transferee shall be made from the Selling Shareholder and each participating Investor PRO RATA based upon the relative number of the Shares that the Selling Shareholder and each participating Investor is otherwise entitled to sell pursuant to Section 4(a).

          (d) If any Shares are sold pursuant to this Section 4 to any purchaser who is not a party to this Agreement, the purchaser of such Shares shall execute a counterpart of this Agreement as a precondition to the purchase of such Shares and such Shares shall continue to be subject to the provisions of this Agreement.

          (e) From and after the date of the first sale to the public of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), this Section shall not apply to any sale by a Current Shareholder pursuant to a subsequently filed registration statement, or to any sale to an individual purchaser pursuant to Rule 144 promulgated under the Act.

     5. OBLIGATION TO PARTICIPATE IN SALES. If at any time Investors who hold a majority of the shares of Common Stock issued and outstanding at such time wish to sell to an unaffiliated third party a majority of the shares of Common Stock purchased pursuant to the Stock Purchase Agreement, in a transaction negotiated at arms length, they shall give notice of such proposed sale to each other Shareholder, specifying the number of shares to be sold, the identity of the proposed purchaser, and the terms, including price, on which the shares are proposed to be sold. Such notice should be given not less than fifteen days prior to the date of the proposed sale. Each other Shareholder agrees upon request of the selling Investors, to sell a pro rata portion of the shares of Common Stock owned by such other Shareholder to the proposed transferee on the terms, including price, specified in such notice. The "pro rata portion" of shares of Common Stock which such other Shareholder is obligated to sell shall be that number of shares of Common Stock owned by such other Shareholder times a fraction, the numerator of which is the number of shares of Common Stock which the selling Investors propose to sell, and the denominator of which is the aggregate number of shares of Common Stock owned by such Investors.

     6.  ELECTION OF DIRECTORS.

          (a) At each annual meeting of the shareholders of the Company, and at each special meeting of the shareholders of the Company called for the purpose of electing directors of the Company, and at any time at which shareholders of the Company shall have the right to, or shall, vote for directors of the Company, then, and in each event, the Shareholders shall vote all Shares owned by them for the election of a Board of Directors consisting of not more than seven directors, two of whom shall be designated by the Investors voting separately as a group (of which one shall be designated by the Investors that are affiliates of Summit Partners (which designee initially shall be Thomas S. Roberts) and the other initially shall be H. Berry Cash), two of whom shall be individuals who are not employees of or consultants to the Company and who are designated by the Investors and are reasonably acceptable to holders from time to time of a majority in number of those shares of Common Stock owned of record on this date by any of the Current Shareholders, or issuable upon the exercise of any options now or hereafter held by any of the Current Shareholders (such holders referred to in this Section 6 as the "Other

Holders"), and three of whom shall be designated by the Other Holders, at least two of which designees shall be members of management of the Company. Upon the occurrence of any one or more Events of Default (as that term is defined in Section 1.7(e) of the Subordinated Debenture Purchase Agreement), the Shareholders shall vote all Shares owned by them for the election of a Board of Directors consisting of not more than seven directors, two of whom shall be designated by the Investors voting separately as a group in the manner described the preceding sentence, one of whom shall be designated by the entities associated with that Investor that did not previously have a representative on the Board of Directors, one of whom shall be an outside director selected by the Investors in their sole discretion and three of whom shall be designated by the Other Holders, at least two of which designees shall be members of management of the Company. If the Events of Default which gave rise to implementation of the board designation set forth in the immediately preceding sentence is cured, then from and after the date of such cure, the Board of Directors shall be designated as set forth in the provisions of this Section 6(a) without regard to the immediately preceding sentence; provided, however, that upon the occurrence of a second Event of Default, the Board shall thereafter be designated as provided by the
Section 6(a), including the provisions of the immediately preceding sentence, without regard to any subsequent cure.

     (b) The Investors shall have the right to remove or replace at any time any member of the Board of Directors designated solely by the Investors, including those outside directors who are subject to the reasonable approval of the Other Holders. In the event that the Investors wish at any time to change or replace such designees on the Board of Directors, they shall give notice of such desire to the Company. As soon as practicable following receipt of such notice, but in all events within ten days thereafter, the Company and the Shareholders shall take such action, including the calling of a special meeting of shareholders, as may be necessary in order to cause the election of such successor designees.

     (c) In addition to the directors designated pursuant to Section 6(a), one additional member of management designated by the Other Holders, and one additional designee of the Investors (who shall be a designee of the Investor who does not have a representative serving on the Board of Directors of the Company), shall be entitled to attend each meeting of the Board of Directors solely in a non-voting capacity and shall be entitled to receive all materials distributed to members of the Board of Directors. The reasonable expenses incurred by each such observer shall be reimbursed by the Company.

     7. RIGHT OF PURCHASE. The Company hereby grants to each Investor the right to purchase all or part of its pro rata share of New Securities (as defined herein) which the Company, from time to time, proposes to sell and issue, all as follows:

         (a) An Investor's pro rata share, for purposes of this preemptive right, is the ratio of the number of shares of Common Stock which such Investor owns to the total number of shares of Common Stock then outstanding. The Investors shall have a right of over-allotment pursuant to this Section 7 such that to the extent a Investor does not exercise its preemptive right in full hereunder, such additional shares of New Securities which such Investor did not purchase may be purchased by the other Investors in proportion to the total number of shares of Common Stock which each such other Investor owns or has the right to acquire from the Company compared to the total number of shares of Common Stock which all such other Investors own or have the right to acquire from the Company.

         (b) "New Securities" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock, issued on or after the date hereof; PROVIDED that the term "New Securities" does not include (i) Common Stock issued as a stock dividend to holders of Common Stock or upon any stock split, subdivision or combination of shares of Common Stock, and (ii) the aggregate number of shares of Common Stock issuable upon exercise of the options permitted under Section 4.5 of the Stock Purchase Agreement and the Subordinated Debenture Purchase Agreement and upon exercise of options granted prior to the date hereof.

         (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities and the price and the terms upon which the Company proposes to issue the same. Each Investor shall have 20 business days from the date of receipt of any such notice to agree to purchase up to the Investor's pro rata share of such New Securities (and any over-allotment amount pursuant to the operation of subparagraph (a) hereof) for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

         (d) In the event any Investor fails to exercise in full its preemptive right (after giving effect to the over-allotment provision of subparagraph (a) hereof), the Company shall have 180 days thereafter to sell the New

Securities with respect to which the Investor's option was not exercised, at a price and upon terms which, in the aggregate, are no more favorable to the purchasers thereof than specified in the Company's notice. Any such sale shall be made in compliance with applicable federal and state securities laws. To the extent the Company does not sell all the New securities offered within said 180 day period, the Company shall not thereafter issue or sell such New Securities without first again offering such securities to the Investors in the manner provided above.

          (e) The rights granted to the Investors under this Section 6 shall expire immediately prior to, and shall not apply in connection with, the consummation of the first Qualified Public Offering.

     8. TERM. Except as otherwise provided herein, this Agreement shall terminate upon the first to occur of (a) the consummation of the first Qualified Public Offering, (b) repayment to the Investors of all obligations owed under the Subordinated Debentures and redemption from the Investors of all shares of Series A Preferred Stock held by them and sale by the Investors of such numbers of shares of Common Stock such that after giving effect thereto, the Investors as a group own less than 25% of the shares of Common Stock then outstanding or (c) the tenth anniversary of the date of this Agreement, whichever occurs first. Notwithstanding the foregoing, the provisions of Paragraph 4 shall continue in full force and effect until the tenth anniversary of the date of this Agreement; provided, however, that from and after the date of consummation of the first Qualified Public Offering such provisions shall not apply to sales of Shares by a Current Shareholder pursuant to Rule 144 promulgated under the Act, or any successor rule thereto.

     9. FAILURE TO DELIVER SHARES. If a Current Shareholder becomes obligated to sell any Shares to another Shareholder or Shareholders under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, such other Shareholders may, at their option, in addition to all other remedies they may have, send to the defaulting Current Shareholder the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the defaulting Current Shareholder shall (a) cancel on its books the certificate or certificates representing the Shares to be sold and (b) issue, in lieu thereof, in the name of such other Shareholder or Shareholders, a new certificate or certificates representing such Shares, and thereupon all of the defaulting Current Shareholder's rights in and to such Shares shall terminate.

     10. SPECIFIC ENFORCEMENT. Each Shareholder expressly agrees that the other Shareholders and the Company may be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenant and/or conditions of this Agreement by any Shareholder, the other Shareholders and the Company shall, in addition to all other remedies, each be entitled to apply for a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provision hereof.

     11. LEGEND. Each certificate evidencing any of the Shares now owned or hereafter acquired by the Shareholders shall bear a legend substantially as follows:

     "Any sale, assignment, transfer or other disposition of the shares represented by this certificate is restricted by, and subject to, the terms and provisions of a certain Shareholders' Agreement dated as of March 30, 1995, which also contains a voting agreement with respect to such shares. A copy of said Agreement is on file with the Secretary of the Corporation. The Corporation will furnish to the record holder hereof without charge upon written request to the Corporation at its principal place of business or registered office a copy of the Shareholders' Agreement."

     12. NOTICES. Notices given hereunder shall be deemed to have been duly given on the date of personal delivery or on the date of postmark if mailed by certified or registered mail, return receipt requested, to the party being notified at his or its address specified on the applicable schedule hereto or such other address as the addressee may subsequently notify the other parties of in writing.

     13. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; PROVIDED, HOWEVER, that Investors owning at least a majority of the shares of Common Stock owned by all Investors may effect any such waiver, modification, amendment or termination on behalf of all of the Investors and the Current Shareholders owning at least a majority of the Shares owned by all Current Shareholders may effect any such waiver, modification, amendment or termination on behalf of all of the Current Shareholders. Each of the Shareholders represents that he or it is not a party to any other agreement which would prevent him or it from performing his or its obligations hereunder. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

      14. GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Agreement shall be governed by the internal laws of the State of Texas without giving effect to the conflicts of laws principles thereof and, except as otherwise provided herein, shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

      15. SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      16. CAPTIONS. Captions are for convenience only and are not deemed to be part of this Agreement.

      17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                                       COMPANY:

                                       AMX CORPORATION


                                       By:  /s/ Scott D. Miller
                                          -----------------------------------
                                       Name:  Scott D. Miller
                                       Title: President


                                       CURRENT SHAREHOLDERS:


                                           /s/ Scott D. Miller
                                       --------------------------------------
                                       Scott D. Miller

                                           /s/ Peter D. York
                                       --------------------------------------
                                       Peter D. York


                                           /s/ Joe Hardt
                                       --------------------------------------
                                       J. Joseph Hardt


                                           /s/ Billie I. Williamson
                                       --------------------------------------
                                       Billie I. Williamson


                                       INVESTORS:

                                       SUMMIT VENTURES III, L.P.


                                       By:   Summit Partners, III, L.P.,
                                             Its General Partner

                                       By:   Stamps, Woodsum & Co. III,
                                             Its General Partner

                                       By:  /s/ Tom Roberts
                                          -----------------------------------
                                          General Partner


                                       SUMMIT INVESTORS II, L.P.


                                       By:  /s/ Tom Roberts
                                          -----------------------------------
                                          Authorized Signatory

                                       SUMMIT SUBORDINATED
                                       DEBT FUND, L.P.

                                       By: Summit Partners SD, L.P.,
                                       Its General Partner

                                       By: /s/ Tom Roberts
                                           -----------------------------------
                                           General Partner


                                       Advent VII L.P.
                                       By:  TA Associates VII L.P., its
                                            General Partner
                                       By:  TA Associates, Inc., its
                                            General Partner


                                       /s/ A. Bruce Johnston
                                       --------------------------------------
                                       A. Bruce Johnston
                                       Vice President

                                       Advent Atlantic and Pacific
                                         II L.P.
                                       By: TA Associates AAP II
                                           Partners, its General
                                           Partner
                                       By: TA Associates, Inc., its
                                           General Partner

                                       /s/ A. Bruce Johnston
                                       ---------------------------------------
                                       A. Bruce Johnston
                                       Vice President

                                       Chestnut Capital International
                                         III Limited Partnership
                                       By: TA Associates VI L.P., its
                                           Attorney-in-Fact
                                       By: TA Associates, Inc., its
                                           General Partner


                                       /s/ A. Bruce Johnston
                                       ---------------------------------------
                                       A. Bruce Johnston
                                       Vice President


                                       Advent New York L.P.
                                       By: TA Associates VI L.P., its
                                           General Partner
                                       By: TA Associates, Inc., its
                                           General Partner

                                       /s/ A. Bruce Johnston
                                       ---------------------------------------
                                       A. Bruce Johnston
                                       Vice President

                                       Advent Industrial II L.P.
                                       By: TA Associates VI L.P., its
                                           General Partner
                                       By: TA Associates, Inc., its
                                           General Partner


                                       /s/ A. Bruce Johnston
                                       ---------------------------------------
                                       A. Bruce Johnston
                                       Attorney-in-Fact



                                       TA Venture Investors Limited
                                       Partnership


                                       /s/ A. Bruce Johnston
                                       ---------------------------------------
                                       A. Bruce Johnston
                                       Attorney-in-Fact


                                       INTERWEST PARTNERS V, L.P.

                                       By: InterWest Management
                                           Partners V, L.P.
                                           Its General Partner


                                       /s/ W. Stephen Holmes
                                       ---------------------------------------
                                           General Partner


                                       INTERWEST INVESTORS V


                                       By: /s/ W. Stephen Holmes
                                       ---------------------------------------
                                           General Partner


                                       /s/ Thomas W. Sturgess
                                       ---------------------------------------
                                       Thomas W. Sturgess


                                       Valley View Capital Corporation
                                       Retirement Savings Trust FBO
                                       Thomas W. Sturgess

                                       By: /s/ Frederick B. Hegi
                                       ---------------------------------------
                                           Frederick B. Hegi, Trustee

                                  SCHEDULE 1

NAME AND ADDRESS
- ----------------

Scott D. Miller
7215 Helsem Bend
Dallas, Texas 75230

Peter D. York
5319 W. Mockingbird Lane
Dallas, TX 75209

J. Joseph Hardt
6254 Park Lane
Dallas, TX 75225

Billie I. Williamson
2924 Stanford
Dallas, TX 75225

                                  SCHEDULE 2


NAME AND ADDRESS
- ----------------

Summit Ventures III, L.P.
Suite 3420
One Boston Place
Boston, MA 02108
Attn: Thomas S. Roberts

Summit Investors II, L.P.
Suite 3420
One Boston Place
Boston, MA 02108
Attn: Thomas S. Roberts

Summit Subordinated Debt
  Fund, L.P.
Suite 3400
One Boston Place
Boston, MA 02108
Attn: Thomas S. Roberts


Advent VII L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA 02110
Attn: A. Bruce Johnston

Advent Atlantic and
  Pacific II L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA 02110
Attn: A. Bruce Johnston

Chestnut Capital International
  III Limited Partnership
High Street Tower, Suite 2500
125 High Street
Boston, MA 02110
Attn: A. Bruce Johnston

Advent New York L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA 02110
Attn: A. Bruce Johnston

Advent Industrial II L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA 02110
Attn: A. Bruce Johnston

TA Venture Investors
  Limited Partnership
High Street Tower, Suite 2500
Boston, MA 02110
Attn: A. Bruce Johnston

InterWest Partners V, L.P.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025
Attn: Bradley R. Kent

InterWest Investors
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025
Attn: Bradley R. Kent

Thomas W. Sturgess
c/o  Wingate Partners
     750 N. St. Paul
     Suite 1200
     Dallas, Texas 75201

Valley View Capital Corporation
Retirement Savings Trust FBO
Thomas W. Sturgess
c/o  Wingate Partners
     750 N. St. Paul
     Suite 1200
     Dallas, Texas 75201

                               FIRST AMENDMENT TO
                             SHAREHOLDERS' AGREEMENT


     This Amendment (this "Amendment") is made as of the 12th day of September, 1995, to the Shareholders' Agreement entered into on or about March 30, 1995 ("Shareholders' Agreement") by and among AMX Corporation, a Texas Corporation ("Company"), those persons listed on SCHEDULE 1 hereto ("Current Shareholders") and those persons listed on SCHEDULE 2 hereto ("Investors" and, together with the Current Shareholders, the "Shareholders").

     WHEREAS, the Company wishes to amend the Shareholders' Agreement and the Shareholders agree to such amendment;

     WHEREAS, the Company is in the process of preparing and filing a Registration Statement pursuant to the Securities Act of 1933, as amended, to effect an initial public offering of shares of Company common stock, $0.01 par value ("Offering").

     NOW, THEREFORE, in consideration of the foregoing promises and the covenants, conditions, representations and warranties contained herein, the parties hereto agree as follows:

     1. Section 4(d) of the Shareholders' Agreement is hereby amended and restated in its entirety to have such section only apply before a public offering as follows and not to apply to the Offering and shall read as follows:


          If at any time before the first sale to the public of Shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), any Shares are sold pursuant to this Section 4 to any purchaser who is not a party to this Agreement, the purchaser of such Shares shall execute a counterpart of this Agreement as a precondition to the purchase of such Shares and such Shares shall continue to be subject to the provisions of this Agreement. This Section shall not apply to any sales made by any of the Shareholders which are registered for sale pursuant to the Registration Statement and which are sold as part of the Offering.

     2. Section 4(e) of the Shareholders' Agreement is hereby amended and restated to delete the reference to " a Current" Shareholder and to allow for Rule 701 sales so as to provide in its entirety as follows:

          From and after the date of the first sale to the public of Shares of the Company's Common Stock pursuant to a registration statement filed under the Act, this Section shall not apply to any sale by any Shareholder pursuant to a subsequently filed registration statement, or to any sale to an individual purchaser pursuant to Rule 144 or Rule 701 promulgated under the Act, or any successor rules thereto. In addition this section shall not apply to sales made by any of the Shareholders which are registered for sale pursuant to the Registration Statement and which are sold as part of the Offering.

     3. The last sentence of Section 8 of the Shareholders' Agreement is hereby amended and restated to delete the reference to " a Current" Shareholder and to allow for Rule 701 sales and to provide for a termination when the Investors holdings of stock diminish so as to provide in its entirety as follows:

          Notwithstanding the foregoing, the provisions of Section 4 shall continue in full force and effect until the earlier of the tenth anniversary of the date of this Agreement or until the Investors as a group own less than 30% of the 1,620,000 shares of Common Stock initially acquired by them in March 1995 or issued in respect thereof upon any stock split, stock dividend, recapitalization or other similar event; provided, however, that from and after the date of consummation of the first Qualified Public Offering such provisions shall not apply to sales of Shares by any Shareholder pursuant to Rule 144 or Rule 701 promulgated under the Act, or any successor rule thereto.

     4. A new paragraph shall be added to Section 11 to address the fact that after the Offering the voting provisions of the Shareholders' Agreement will no longer be effective as follows:

          Upon the termination of this Agreement, whether a complete termination or a termination in which the provisions of Section 4 continue, the Company shall cause new certificates to be issued to the Shareholders without the legend set forth above; provided however, should the provisions of paragraph 4 survive such termination, the Corporation shall cause new certificates to be issued to the shareholders with a legend substantially as set forth above without a reference to "a voting agreement".

     5. A new Section 18 is added to the Shareholders' Agreement so as to provide in its entirety as follows:

          The Shareholders hereby acknowledge and agree that the Investors will be allowed to sell a portion of their Shares of Common Stock pursuant to a Registration Statement on Form S-1 currently being prepared for the Offering pursuant to the Act. The Investors will be allowed to sell a portion of their Shares of Common Stock if the underwriters elect to exercise their option to cover over allotments and in such event one-half of the Shares purchased pursuant to the exercise of such option shall come from the Company and one-half from the Investors. The Investors shall be entitled to sell a pro-rata portion of their Shares of Common Stock. The "pro-rata portion" which each Investor shall be entitled to sell shall be that number of Shares of Common Stock which the underwriters propose to purchase from the Investors times a fraction, the numerator of which shall be the number of Shares of Common Stock owned by such Investor and the denominator of which shall be the number of Shares of Common Stock held by all Investors. Notwithstanding the above, the Investors may agree among themselves to sell other than their respective "pro-rata portion" of such Shares of Common Stock to be acquired from the Investors as a group.

     6. The remaining terms and provisions of the Agreement shall continue in full force and effect. Defined terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Shareholders' Agreement.

     7. The amendments described in Section 1 through Section 5 above of this Amendment shall be effective upon the closing of the Offering and if such Offering shall not be closed by December 31, 1995, such amendments shall not become effective.

     8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each multiple counterpart may be transmitted via facsimile or other similar electronic means and executed by one or more of the undersigned, and a facsimile of the signature of one or more of the undersigned shall be deemed an original signature for all purposes and have the same force and effect as a manually signed original.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written but executed by each party as of the dates set forth below.


                              AMX:

                              AMX CORPORATION

                              /s/ Scott D. Miller
                              ----------------------------
                              Scott D. Miller
                              President
                              Date:  September 12, 1995

                              INDIVIDUAL SHAREHOLDERS:


                              /s/ Scott D. Miller
                              ----------------------------
                              Scott D. Miller

                              Date:  September 12, 1995


                              /s/ Peter D. York
                              -------------------------------------------------
                              Peter D. York
                              Date:  September 12, 1995


                              /s/ J. Joseph Hardt
                              -------------------------------------------------
                              J. Joseph Hardt
                              Date:  September 12, 1995


                              /s/ Billie I. Williamson
                              -------------------------------------------------
                              Billie I. Williamson
                              Date:  September 12, 1995

                              PERSONS OR ENTITIES HOLDING A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PURCHASED PURSUANT TO THE STOCK PURCHASE AGREEMENT

                              INVESTORS:

                              SUMMIT VENTURES III, L.P.

                              By:  Summit Partners, III, L.P.,
                                   Its General Partner
                                   By:  Stamps, Woodsum & Co. III,
                                        Its General Partner

                              By: /s/ Tom Roberts
                                 ----------------------------------------------
                                   General Partner
                                   Date:  September 12, 1995


                              SUMMIT INVESTORS II, L.P.

                              By: /s/ Tom Roberts
                                 ----------------------------------------------
                                   Authorized Signatory
                                   Date:  September 12, 1995


                              SUMMIT SUBORDINATED DEBT FUND, L.P.

                              By:  Summit Partners SD, L.P.,
                                   Its General Partner

                                   By: /s/ Tom Roberts
                                      -----------------------------------------
                                        General Partner
                                        Date:  September 12, 1995

                              ADVENT VII L.P.

                              By:  TA Associates VII L.P.,
                                   Its General Partner
                                   By:  TA Associates, Inc.,
                                        Its General Partner

                                   By: /s/ A. Bruce Johnston
                                      -----------------------------------------
                                        A. Bruce Johnston
                                        Vice President
                                        Date:  September 12, 1995


                              ADVENT ATLANTIC AND PACIFIC II L.P.

                              By:  TA Associates AAP II Partners,
                                   Its General Partner
                                   By:  TA Associates, Inc.,
                                        Its General Partner

                                   By: /s/ A. Bruce Johnston
                                      -----------------------------------------
                                        A. Bruce Johnston
                                        Vice President
                                        Date:  September 12, 1995


                              CHESTNUT CAPITAL INTERNATIONAL III
                              LIMITED PARTNERSHIP

                              By:  TA Associates VI L.P.,
                                   Its Attorney-in-Fact
                                   By:  TA Associates, Inc.,
                                        Its General Partner

                                   By: /s/ A. Bruce Johnston
                                      -----------------------------------------
                                        A. Bruce Johnston
                                        Vice President
                                        Date:  September 12, 1995

                              ADVENT NEW YORK L.P.

                              By:  TA Associates VI L.P.,
                                   Its General Partner
                              By:  TA Associates, Inc.,
                                   Its General Partner

                                   By: /s/ A. Bruce Johnston
                                      -----------------------------------------
                                        A. Bruce Johnston
                                        Vice President
                                        Date:  September 12, 1995


                              ADVENT INDUSTRIAL II L.P.

                              By:  TA Associates VI L.P.,
                                   Its General Partner
                              By:  TA Associates, Inc.,
                                   Its General Partner

                                   By: /s/ A. Bruce Johnston
                                      -----------------------------------------
                                        A. Bruce Johnston
                                        Vice President
                                        Date:  September 12, 1995


                              TA VENTURE INVESTORS
                              LIMITED PARTNERSHIP

                              By: /s/ A. Bruce Johnston
                                 ----------------------------------------------
                                        A. Bruce Johnston
                                        Attorney-in-Fact
                                        Date: September 12, 1995

                              INTERWEST PARTNERS V, L.P.

                              By:  InterWest Management
                                   Partners V, L.P.,
                                   Its General Partner

                                   By: /s/ W. Stephen Holmes
                                      -----------------------------------------
                                        General Partner
                                        Date:  September 12, 1995


                              INTERWEST INVESTORS V

                              By: /s/ W. Stephen Holmes
                                 ----------------------------------------------
                                   General Partner
                                   Date:  September 12, 1995


                               /s/ Thomas W. Sturgess
                              -------------------------------------------------
                              Thomas W. Sturgess
                              Date: September 12, 1995


                              VALLEY VIEW CAPITAL CORPORATION
                              RETIREMENT SAVINGS TRUST FBO
                              THOMAS W. STURGESS



                              By: /s/ Frederick B. Negi
                                 ----------------------------------------------
                                   Frederick B. Hegi, Trustee
                                   Date: September 12, 1995

                                   SCHEDULE 1

                          List of Current Shareholders



Scott D. Miller
7215 Helsem Bend
Dallas, Texas  75230


Peter D. York
5319 W. Mockingbird Lane
Dallas, Texas  75209


J. Joseph Hardt
6254 Park Lane
Dallas, Texas  75225


Billie I. Williamson
2924 Stanford
Dallas, Texas  75225

                                   SCHEDULE 2

                                List of Investors


Summit Ventures III, L.P.
Suite 3400
One Boston Place
Boston, Massachusetts  02108
Attn:  Thomas S. Roberts

Summit Investors II, L.P.
Suite 3400
One Boston Place
Boston, Massachusetts  02108
Attn:  Thomas S. Roberts

Summit Subordinated Debt Fund, L.P.
Suite 3400
One Boston Place
Boston, Massachusetts  02108
Attn:  Thomas S. Roberts

Advent VII L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

Advent Atlantic and Pacific II L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

Chestnut Capital International III Limited Partnership
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

Advent New York L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

Advent Industrial II L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

TA Venture Investors Limited Partnership
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

InterWest Partners V, L.P.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Attn:  Bradley R. Kent

InterWest Investors V
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Attn:  Bradley R. Kent

Thomas W. Sturgess
c/o Wingate Partners
750 N. St. Paul, Suite 1200
Dallas, Texas  75201

Valley View Capital Corporation
Retirement Savings Trust FBO
Thomas W. Sturgess
c/o Wingate Partners
750 N. St. Paul, Suite 1200
Dallas, Texas  75201

                                 SECOND AMENDMENT TO
                               SHAREHOLDERS' AGREEMENT


       This Amendment (this "Amendment") is made as of the 21st day of November, 1995, to the Shareholders' Agreement entered into on or about March 30, 1995, as was amended by that First Amendment thereto dated as of September 12, 1995 (as amended, the "Shareholders' Agreement") by and among AMX Corporation, a Texas Corporation ("Company"), those persons listed on SCHEDULE 1 hereto ("Current Shareholders") and those persons listed on SCHEDULE 2 hereto ("Investors" and, together with the Current Shareholders, the "Shareholders").

       WHEREAS, the Company and the Shareholders wish to again amend the Shareholders' Agreement;

       WHEREAS, the Company has prepared and had declared effective a Registration Statement pursuant to the Securities Act of 1933, as amended ("Act"), to effect an initial public offering ("Offering") of shares of Company common stock, $0.01 par value ("Common Stock").

       WHEREAS, certain of the Investors acquired in the aggregate 150,000 shares of Common Stock in the Offering as set forth on the signature pages hereto and desire to have such shares of Common Stock be excluded from the application of paragraph 4 of the Shareholders' Agreement.

       NOW, THEREFORE, in consideration of the foregoing promises and the covenants, conditions, representations and warranties contained herein, the parties hereto agree as follows:

       1. Section 4(d) of the Shareholders' Agreement is hereby amended and restated in its entirety as follows:

               This Section 4 shall not apply to the 150,000 shares of Common Stock which were acquired by certain of the Investors in the offering ("Offering") by the Company made pursuant to a Registration Statement declared effective on November 14, 1995 pursuant to the Securities Act of 1933, as amended ("Act"). In addition, such shares of Common Stock shall be excluded from both the numerator and the denominator in the calculations made pursuant to Section 4(a) for purposes of determining the "pro rata portion" which a Shareholder desiring to participate in a transaction shall be entitled to sell to a Proposed Transferee.

       2. Section 7(e) is hereby amended to change the incorrect reference therein to "this Section 6" to "this Section 7" to make it clear that the right of purchase and other terms and provisions of Section 7 do not apply to the Offering and expired immediately prior thereto.

       3. Section 18 of the Shareholders' Agreement is hereby deleted as the overallotment option of the underwriters for the Offering has been granted solely by the Company and not by any selling shareholders.

       4. The remaining terms and provisions of the Shareholders' Agreement shall continue in full force and effect or terminate as set forth therein as a result of the Offering. Defined terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Shareholders' Agreement.

       5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each multiple counterpart may be transmitted via facsimile or other similar electronic means and executed by one or more of the undersigned, and a facsimile of the signature of one or more of the undersigned shall be deemed an original signature for all purposes and have the same force and effect as a manually signed original.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written but executed by each party as of the dates set forth below.

                                       AMX:

                                       AMX CORPORATION


                                       /s/ Joe Hardt
                                       --------------------------------------
                                       Joe Hardt
                                       President
                                       Date: November 20, 1995


                                       INDIVIDUAL SHAREHOLDERS:


                                       /s/ Scott D. Miller
                                       --------------------------------------
                                       Scott D. Miller
                                       Date: November 20, 1995


                                       /s/ Joe Hardt
                                       --------------------------------------
                                       J. Joseph Hardt
                                       Date: November 20, 1995


                                       /s/ Billie I. Williamson
                                       --------------------------------------
                                       Billie I. Williamson
                                       Date: November 20, 1995

                                       /s/ Peter D. York
                                       --------------------------------------
                                       Peter D. York
                                       Date: November 20, 1995

                                       PERSONS OR ENTITIES HOLDING A MAJORITY
                                       OF THE SHARES OF THE COMMON STOCK OF THE
                                       COMPANY PURCHASED PURSUANT TO THE STOCK
                                       PURCHASE AGREEMENT

                                       INVESTORS:

                                       SUMMIT VENTURES III, L.P.

                                       By:  Summit Partners, III, L.P.,
                                            Its General Partner

                                            By:  Stamps, Woodsum & Co. III,
                                                 Its General Partner

                                       By: /s/Tom Roberts
                                          -----------------------------------
                                            General Partner
                                            Date: November 20, 1995
                                            NUMBER OF SHARES OF COMMON STOCK
                                            ACQUIRED IN THE OFFERING ________

                                       SUMMIT INVESTORS II, L.P.

                                       By: /s/ Tom Roberts
                                          -----------------------------------
                                            Authorized Signatory
                                            Date: November 20, 1995
                                            NUMBER OF SHARES OF COMMON STOCK
                                            ACQUIRED IN THE OFFERING ________


                                       SUMMIT SUBORDINATED DEBT FUND, L.P.

                                       By:  Summit Partners SD, L.P.,
                                            Its General Partner
                                            By:  Stamps, Woodsum & Co. III,
                                                 Its General Partner

                                            By: /s/ Tom Roberts
                                               ------------------------------
                                                 General Partner
                                                 Date: November 20, 1995
                                            NUMBER OF SHARES OF COMMON STOCK
                                            ACQUIRED IN THE OFFERING ________

                                       ADVENT VII L.P.

                                       By:  TA Associates VII L.P.,
                                            Its General Partner
                                            By:  TA Associates, Inc.,
                                                 Its General Partner

                                            By: /s/ A. Bruce Johnston
                                               ------------------------------
                                                 A. Bruce Johnston
                                                 Vice President
                                                 Date: November 20, 1995
                                                 NUMBER OF SHARES OF COMMON
                                                 STOCK ACQUIRED IN THE OFFERING
                                                 30,000


                                       ADVENT ATLANTIC AND PACIFIC II L.P.

                                       By:  TA Associates AAP II Partners,
                                            Its General Partner
                                            By:  TA Associates, Inc.,
                                            Its General Partner

                                            By: /s/ A. Bruce Johnston
                                               ------------------------------
                                                 A. Bruce Johnston
                                                 Vice President
                                                 Date: November 20, 1995
                                                 NUMBER OF SHARES OF COMMON
                                                 STOCK ACQUIRED IN THE OFFERING
                                                 7,770

                                       CHESTNUT CAPITAL INTERNATIONAL III
                                       LIMITED PARTNERSHIP

                                       By:  TA Associates VI L.P.,
                                            Its Attorney-in-Fact
                                            By:  TA Associates, Inc.,
                                                 Its General Partner

                                            By: /s/ A. Bruce Johnston
                                               ------------------------------
                                                 A. Bruce Johnston
                                                 Vice President
                                                 Date: November 20, 1995
                                                 NUMBER OF SHARES OF COMMON
                                                 STOCK ACQUIRED IN THE OFFERING
                                                 880


                                       ADVENT NEW YORK L.P.

                                       By:  TA Associates VI L.P.,
                                            Its General Partner
                                       By:  TA Associates, Inc.,
                                            Its General Partner

                                            By: /s/ A. Bruce Johnston
                                               ------------------------------
                                                 A. Bruce Johnston
                                                 Vice President
                                                 Date: November 20, 1995
                                                 NUMBER OF SHARES OF COMMON
                                                 STOCK ACQUIRED IN THE OFFERING
                                                 3,000

                                       ADVENT INDUSTRIAL II L.P.

                                       By:  TA Associates VI L.P.,
                                            Its General Partner
                                       By:  TA Associates, Inc.,
                                            Its General Partner

                                            By: /s/ A. Bruce Johnston
                                               ------------------------------
                                                 A. Bruce Johnston
                                                 Vice President
                                                 Date: November 20, 1995
                                                 NUMBER OF SHARES OF COMMON
                                                 STOCK ACQUIRED IN THE OFFERING
                                                 2,800


                                       TA VENTURE INVESTORS
                                       LIMITED PARTNERSHIP

                                       By: /s/ A. Bruce Johnston
                                          -----------------------------------
                                                 A. Bruce Johnston
                                                 Attorney-in-Fact
                                                 Date: November 20, 1995
                                                 NUMBER OF SHARES OF COMMON
                                                 STOCK ACQUIRED IN THE OFFERING
                                                 450


                                       INTERWEST PARTNERS V, L.P.

                                       By:  InterWest Management
                                            Partners V, L.P.,
                                            Its General Partner

                                            By: /s/ W. Stephen Holmes
                                               ------------------------------
                                                 General Partner
                                                 Date: November 20, 1995
                                                 NUMBER OF SHARES OF COMMON
                                                 STOCK ACQUIRED IN THE OFFERING
                                                 _________

                                       INTERWEST INVESTORS V

                                       By: /s/ W. Stephen Holmes
                                          -----------------------------------
                                            General Partner
                                            Date: November 20, 1995
                                            NUMBER OF SHARES OF COMMON STOCK
                                            ACQUIRED IN THE OFFERING 312


                                       /s/ Thomas W. Sturgess
                                       --------------------------------------
                                       Thomas W. Sturgess
                                       Date: November 20, 1995


                                       VALLEY VIEW CAPITAL CORPORATION
                                       RETIREMENT SAVINGS TRUST FBO
                                       THOMAS W. STURGESS



                                       By: /s/ Frederick B Hegi
                                          -----------------------------------
                                            Frederick B. Hegi, Trustee
                                            Date: November 20, 1995

                                      SCHEDULE 1

                             List of Current Shareholders



Scott D. Miller
7215 Helsem Bend
Dallas, Texas  75230


Peter D. York
5319 W. Mockingbird Lane
Dallas, Texas  75209


J. Joseph Hardt
6254 Park Lane
Dallas, Texas  75225


Billie I. Williamson
2924 Stanford
Dallas, Texas  75225


SCHEDULE 1 - PAGE 1

                                      SCHEDULE 2

                                  List of Investors


Summit Ventures III, L.P.
Suite 3400
One Boston Place
Boston, Massachusetts  02108
Attn:  Thomas S. Roberts

Summit Investors II, L.P.
Suite 3400
One Boston Place
Boston, Massachusetts  02108
Attn:  Thomas S. Roberts

Summit Subordinated Debt Fund, L.P.
Suite 3400
One Boston Place
Boston, Massachusetts  02108
Attn:  Thomas S. Roberts

Advent VII L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

Advent Atlantic and Pacific II L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

Chestnut Capital International III Limited Partnership
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston


SCHEDULE 2 - PAGE 1

Advent New York L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

Advent Industrial II L.P.
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

TA Venture Investors Limited Partnership
High Street Tower, Suite 2500
125 High Street
Boston, MA  02110
Attn:  A. Bruce Johnston

InterWest Partners V, L.P.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Attn:  Bradley R. Kent

InterWest Investors V
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Attn:  Bradley R. Kent

Thomas W. Sturgess
c/o Wingate Partners
750 N. St. Paul, Suite 1200
Dallas, Texas  75201

Valley View Capital Corporation
Retirement Savings Trust FBO
Thomas W. Sturgess
c/o Wingate Partners
750 N. St. Paul, Suite 1200
Dallas, Texas  75201


SCHEDULE 2 - PAGE 2